SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 26, 2001


                         Commission file number: 1-12215




                         QUEST DIAGNOSTICS INCORPORATED
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000




                                    DELAWARE
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)



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Item 5.  Other Events.
         ------------

         On November 26, 2001, Quest Diagnostics Incorporated (the "Company") completed its previously announced public offering of $250 million of 1.75% contingent convertible debentures due 2021. In connection with the offering, Shearman & Sterling provided an opinion as to certain tax matters. The opinion is attached hereto as Exhibit 8.1.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  The following exhibit is filed as part of this report on Form 8-K:

              8.1 Opinion of Shearman & Sterling, dated as of November 26, 2001, as to certain tax matters.

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            QUEST DIAGNOSTICS INCORPORATED



Date:  November 29, 2001                    By:  /s/ Leo C. Farrenkopf, Jr.
                                               ---------------------------------
                                            Name:   Leo C. Farrenkopf, Jr.
                                            Title:  Vice President, Secretary,
                                                    and Deputy General Counsel


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Description
-----------   -----------

8.1 Opinion of Shearman & Sterling, dated November 26, 2001, as to certain tax matters.



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